(THIS SPACE LEFT INTENTIONALLY BLANK)



DOWNLOAD FORMATTING INSTRUCTIONS FOR CORRECT PAGINATION:
     PAGE SETUP: .5"TOP, .5"BOTTOM, 1"LEFT, 1"RIGHT
     TYPE: COURIER, 10PT

_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                        Date of Report:  June 1, 1998



                       METALINE MINING & LEASING COMPANY
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


                                 Washington
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


           001-01428                             91-0684860
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)

             601 W. Main, Suite 714
             Spokane, Washington                      99201-0677
            ________________________________________  __________
            (Address of Principal Executive Offices)  (Zip Code)


                               (509) 455-9077
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)

















_____________________________________________________________________________

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 1, 1998, the Registrant sold 100% of its interest in Metaline Contact Mines, a Washington Corporation, including the Registrant's interest in Metaline Contact Mines, LLC, a Delaware limited liability company and a 99% owned subsidiary of Metaline Contact Mines, to Nor-Pac Limited Company, an Idaho limited liability company. The sale price was $711,377. The Registrant estimates that it will net approximately $500,000 from the sale, after transaction expenses and taxes.




____________________________________________________________________________

                                 SIGNATURES
____________________________________________________________________________



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALINE MINING & LEASING COMPANY


       /s/ Gregory B. Lipsker                            June 1, 1998
By:___________________________                  Date: ____________________

Title: President